                                                                    Exhibit 99.3

                              QUARTERLY STATEMENT
                              AS OF June 30, 2000
                      OF THE CONDITION AND AFFAIRS OF THE
                       American Union Insurance Company


--------------------------------------------------------------------------------------------------------------------
NAIC Group Code 0193                  0193              NAIC Company Code 25828     Employer's ID Number
                ----------------,     --------------                      -------                        -----------
                (Current Period)      (Prior Period)

Organized under the laws of the State of Illinois                  , using                    as the Port of Entry
                                         --------------------------        ------------------
Incorporated 06/12/1916                                                              Commenced Business  10/03/1916
             ---------------                                                                             -----------
Statutory Home Office 303 East Washington Street, Bloomington, IL 61701
                      ----------------------------------------------------------------------------------------------
Main Administrative Office 303 East Washington Street
                           -----------------------------------------------------------------------------------------
Bloomington, IL 61701                                                                                 (309) 829-1061
--------------------------------------------------------------------------------------------------------------------
Mail Address 303 East Washington Street, Bloomington, IL 61701
             -------------------------------------------------------------------------------------------------------
Primary Location of Books and Records 303 East Washington Street
                                      ------------------------------------------------------------------------------
Bloomington, IL 61701                                                                                 (309) 829-1061
--------------------------------------------------------------------------------------------------------------------
Quarterly Statement Contact James David Dickinson                                                     (309) 828-6543
                            ----------------------------------------------------------------------------------------
        E-Mail Address: n/a                                                      Fax Number: (309) 827-0303
                        -------------------------------------------------------              -----------------------

                                   OFFICERS

                     President       Gregory Mark Shepard
                     Secretary       William Mark Dalton
                     Treasurer       Tracy Morgan Shepard


                                Vice-Presidents

                             Tracy Morgan Shepard
                           Frederic Henry Backsmeier
                              William Mark Dalton


                             DIRECTORS OR TRUSTEES

                             Tracy Morgan Shepard
                             Patrick Francis Busch
                             Merrick Condit Hayes
                             Gregory Mark Shepard
                               Mark Allen Weaver




State of Illinois
         -----------------
County of McLean                   ss
          -----------------

The officers of this Company, being duly sworn, each depose and say that they are the described officers of the said Insurer, and that on the reporting period stated above, all of the herein described assets were the absolute property of the said Insurer, free and clear from any liens or claims thereon, except as herein stated, and that this Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of the said Insurer as of the reporting period stated above, and of its income and deductions therefrom for the period ended on that date, and have been completed in accordance with the NAIC Quarterly Statement Instructions and accounting practices and procedures manuals except to the extent that: (1) state law may differ; or, (2) that state rules or regulations require differences in reporting not related to accounting practices and procedures, according to the best of their information, knowledge and belief, respectively.

_______________________________________      ___________________________________
               (Signature)                              (Signature)

_______________________________________      ___________________________________
             (Printed Name)                            (Printed Name)
               President                                 Secretary



_______________________________________
               (Signature)

_______________________________________
             (Printed Name)
               Treasurer

Subscribed and sworn to before me this

_____day of __________________, 2000

_______________________________

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company


                                    ASSETS

====================================================================================================================================
                                                                   Current Statement Date
                                                  ------------------------------------------------------------------
                                                       1              2              3                4                    5
                                                                                                                      December 31,
                                                                  Non-Ledger      Assets Not   Net Admitted Assets   Prior Year Net
                                                  Ledger Assets     Assets         Admitted    (Columns 1 + 2 - 3)   Admitted Assets
                                                  ----------------------------------------------------------------------------------
 1 . Bonds (less $____________liability for asset
     transfers with put options)..................      1,608,369                                      1,608,369          3,210,390
 2 . Stocks:
     2.1  Preferred stocks........................
     2.2  Common stocks...........................     81,819,518     4,885,806     73,362,503        13,342,821         17,318,520
 3 . Mortgage loans on real estate
     3.1  First liens.............................
     3.2  Other than first liens..................
 4 . Real estate:
     4.1  Properties occupied by the company
          (less $_________ encumbrances)..........
     4.2  Other properties (less $__________
          encumbrances)...........................
 5 . Cash ($________ 5,455 and short-term
     investments $___________11,529)..............         16,984                                         16,984          1,056,991
 6 . Other invested assets........................     20,979,099                    4,040,011        16,939,088         16,939,089
 7 . Receivable for securities....................                                                                           57,317
 8 . Aggregate write-ins for invested assets......
                                                  ----------------------------------------------------------------------------------
 9 . Subtotals, cash and invested assets (Lines 1
     to 8)........................................    104,423,970     4,885,806     77,402,514        31,907,262         38,582,307
10 . Agents' balances or uncollected premiums
     (net as to commissions and dividends):
     10.1 Premiums and agents' balances in course
          of collection (after deducting ceded
          reinsurance balances payable of
          $_______ )..............................         14,478                                         14,478             14,478
     10.2 Premiums, agents' balances and
          installments booked but deferred and
          not yet due (after deducting ceded
          reinsurance balances payable of
          $________) (including $________ earned but
          unbilled premiums).......................
     10.3 Accrued retrospective premiums (after
          deducting ceded reinsurance balances
          payable of $_________)...................
11 . Funds held by or deposited with reinsured
     companies....................................
12 . Bills receivable, taken for premiums.........
13 . Reinsurance recoverables on loss and loss
     adjustment expense payments..................
14 . Federal income tax recoverable and interest
     thereon......................................                       68,625                           68,625
14A.Guaranty funds receivable or on deposit......
15 . Electronic data processing equipment.........        210,860                                        210,860            268,062
16 . Interest, dividends and real estate income
     due and accrued..............................                        7,833                            7,833             35,333
17 . Receivable from parent, subsidiaries and
     affiliates...................................
18 . Equities and deposits in pools and
     associations.................................
19 . Amounts receivable relating to uninsured
     accident and health plans....................
20 . Other assets nonadmitted.....................
21 . Aggregate write-ins for other than invested..
     assets.......................................
                                                   ---------------------------------------------------------------------------------
22 . TOTALS (Lines 9 through 21)..................    104,649,308     4,962,264     77,402,514        32,209,058         38,900,180
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
0801.............................................
0802.............................................
0803.............................................
0898. Summary of remaining write-ins for Line 8..
      from overflow page.........................
                                                  ----------------------------------------------------------------------------------
0899. TOTALS (Lines 0801 Through 0803 Plus
      0898) (Line 8 Above).......................
------------------------------------------------------------------------------------------------------------------------------------
2101.............................................
2102.............................................
2103.............................................
2198. Summary of remaining write-ins for Line
      21 from overflow page......................
                                                  ----------------------------------------------------------------------------------
2199  TOTALS (Lines 2101 Through 2103 Plus 2198)
      (Line 21 Above)............................
====================================================================================================================================

State Manner of Presentation of Amounts:

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

                     LIABILITIES, SURPLUS AND OTHER FUNDS

====================================================================================================================================
                                                                                                       1                    2
                                                                                                     Current            December 31,
                                                                                                  Statement Date         Prior Year
                                                                                                  ----------------------------------
  1.   Losses (current accident year $______________________ 36,500)..........................        143,023               260,249
 1A.   Reinsurance payable on paid losses and loss adjustment expenses........................
  2.   Loss adjustment expenses...............................................................         50,144                50,144
  3.   Contingent commissions and other similar charges.......................................            125                86,205
  4.   Other expenses (excluding taxes, licenses and fees)....................................         38,537                38,537
  5.   Taxes, licenses and fees (excluding federal and foreign income taxes)..................       (185,350)             (151,534)
  6.   Federal and foreign income taxes (excluding deferred taxes)............................                              208,293
  7.   Borrowed money.........................................................................     10,000,000            11,600,000
  8.   Interest, including $____________on borrowed money.....................................                              183,958
  9.   Unearned premiums (after deducting ceded reinsurance unearned premiums of $_________)..        106,358               148,633
 10.   Dividends declared and unpaid:
       A. Stockholders........................................................................
       B. Policyholders.......................................................................
 11.   Funds held by company under reinsurance treaties.......................................
 12.   Amounts withheld or retained by company for account of others..........................         25,925                26,479
 13.   Remittances and items not allocated....................................................
 14.   Provision for reinsurance..............................................................
 15.   Excess of statutory reserves over statement reserves...................................        130,000               130,000
 16.   Net adjustments in assets and liabilities due to foreign exchange rates................
 17.   Drafts outstanding.....................................................................
 18.   Payable to parent, subsidiaries and affiliates.........................................        177,588               354,236
 19.   Payable for securities.................................................................
 20.   Liability for amounts held under uninsured accident and health plans...................
 21.   Capital notes $_________ and interest thereon $___________.............................
 22.   Aggregate write-ins for liabilities....................................................
                                                                                                  ----------------------------------
 23.   TOTAL Liabilities (Lines 1 through 22).................................................     10,486,350            12,935,200
                                                                                                  ----------------------------------
 24.   Aggregate write-ins for special surplus funds..........................................
25A.   Common capital stock...................................................................      5,100,000             5,100,000
25B.   Preferred capital stock................................................................
25C.   Aggregate write-ins for other than special surplus funds...............................
26A.   Surplus notes..........................................................................
26B.   Gross paid in and contributed surplus..................................................     23,999,277            23,999,277
26C.   Unassigned funds (surplus).............................................................     (7,376,569)           (3,134,297)
26D.   Less treasury stock, at cost:
      (1) _______________ shares common (value included in Line 25A $_____________)...........
      (2) _______________ shares preferred (value included in Line 25B $__________)...........
                                                                                                  ----------------------------------
 27.  Surplus as regards policyholders (Lines 24 to 26C, less 26D)............................     21,722,708            25,964,980
                                                                                                  ----------------------------------
 28.     TOTALS...............................................................................     32,209,058            38,900,180
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
 2201.........................................................................................
 2202.........................................................................................
 2203.........................................................................................
 2298.  Summary of remaining write-ins for Line 22 from overflow page.........................
                                                                                                  ----------------------------------
 2299.  TOTALS (Lines 2201 Through 2203 Plus 2298) (Line 22 Above)............................
------------------------------------------------------------------------------------------------------------------------------------
 2401.........................................................................................
 2402.........................................................................................
 2403.........................................................................................
 2498. Summary of remaining write-ins for Line 24 from overflow page..........................
                                                                                                  ----------------------------------
 2499. TOTALS (Lines 2401 Through 2403 Plus 2498) (Line 24 Above).............................
------------------------------------------------------------------------------------------------------------------------------------
25C01.........................................................................................
25C02.........................................................................................
25C03.........................................................................................
25C98. Summary of remaining write-ins for Line 25C from overflow page.........................
                                                                                                  ----------------------------------
25C99. TOTALS (Lines 25C0l Through 25C03 Plus 25C98) (Line 25C Above).........................

====================================================================================================================================

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

                              STATEMENT OF INCOME

====================================================================================================================================
                                                                                           1               2                3
                                                                                                                          Prior
                                                                                         Current          Prior          Year Ended
                                                                                       Year to Date    Year to Date     December 31
                                                                                     -----------------------------------------------
                                UNDERWRITING INCOME

  1.   Premiums earned:
       A. Direct (written $____________ 253,395)...................................        295,670      3,512,546         5,508,372
       B. Assumed (written $___________)...........................................
       C. Ceded (written $_____________)...........................................
       D. Net (written $______________253,395.)....................................        295,670      3,512,546         5,508,372
       DEDUCTIONS:

  2.   Losses incurred (current accident year $ _________ 155,169).:...............
       A. Direct...................................................................        162,546      2,068,515         3,419,450
       B. Assumed..................................................................
       C. Ceded....................................................................
       D. Net......................................................................        162,546      2,068,515         3,419,450
  3.   Loss expenses incurred......................................................         32,000        360,300           523,737
  4.   Other underwriting expenses incurred........................................        343,019      1,600,969         3,174,511
  5.   Aggregate write-ins for underwriting deductions.............................
                                                                                     -----------------------------------------------
  6.      TOTAL underwriting deductions (Lines 2D through 5).......................        537,565      4,026,784         7,117,698
                                                                                     -----------------------------------------------
  7.   Net underwriting gain or (loss) (Line 1D minus Line 6)......................       (241,895)      (514,238)       (1,609,326)

                                   INVESTMENT INCOME

  8.   Net investment income earned................................................      2,156,346      1,969,980         4,180,713
  9.   Net realized capital gains or (losses)......................................                    11,920,015        20,805,348
                                                                                     -----------------------------------------------
 9A.   Net investment gain or (loss)(Lines 8 + 9)..................................      2,156,346     13,889,995        24,986,061

                                      OTHER INCOME

 10.   Net gain or (loss) from agents' or premium balances charged off
       (amount recovered $_______________ amount charged off $____________)........
 11.   Finance and service charges not included in premiums
 12.   Aggregate write-ins for miscellaneous income................................                       686,395         2,145,312
                                                                                     -----------------------------------------------
 13.      TOTAL other income (Lines 10 through 12).................................                       686,395         2,145,312
                                                                                     -----------------------------------------------
 14.   Net income before dividends to policyholders and before federal.............
       and foreign income taxes (Lines 7 + 9A + 13)................................      1,914,451     14,062,152        25,522,047
14A.   Dividends to policyholders..................................................
                                                                                     -----------------------------------------------
14B.   Net income, after dividends to policyholders but before federal
       and foreign income taxes (Line 14 minus Line 14A)...........................      1,914,451     14,062,152        25,522,047
 15.   Federal and foreign income taxes incurred...................................        326,591      2,879,861         6,473,063
                                                                                     -----------------------------------------------
 16.   Net income (Line 14B minus Line 15) (to Line 18)............................      1,587,860     11,182,291        19,048,984

                                CAPITAL AND SURPLUS ACCOUNT

 17.   Surplus as regards policyholders, December 31 prior year....................     25,964,982     10,667,425        10,667,425

                               GAINS AND (LOSSES) IN SURPLUS

 18.   Net income (from Line 16)...................................................      1,587,860     11,182,291        19,048,984
 19.   Net unrealized capital gains or losses......................................    (19,611,920)   (35,065,756)       (4,206,456)
 20.   Change in nonadmitted assets................................................     13,781,788     29,579,740           731,123
 21.   Change in provision for reinsurance.........................................
 22.   Change in foreign exchange adjustment.......................................
 23.   Change in excess of statutory reserves over statement reserves..............                                         (51,000)
23A.   Change in surplus notes.....................................................
 24.   Capital changes:
       A. Paid in..................................................................
       B. Transferred from surplus (Stock Dividend)................................
       C. Transferred to surplus...................................................                    (5,100,000)       (5,100,000)
 25.   Surplus adjustments:
       A. Paid in..................................................................
       B. Transferred to capital (Stock Dividend)..................................
       C. Transferred from capital.................................................                     5,100,000         5,100,000
 26.   Net remittances from or (to) Home Office....................................
 27.   Dividends to stockholders (cash)............................................
 28.   Change in treasury stock....................................................
 29.   Extraordinary amounts of taxes for prior years..............................
 30.   Aggregate write-ins for gains and losses in surplus.........................                      (225,094)         (225,094)
                                                                                     -----------------------------------------------
 31.   Change in surplus as regards policyholders (Lines 18 through 3Q)............     (4,242,272)     5,471,181        15,297,557
                                                                                     -----------------------------------------------
 32.   Surplus as regards policyholders, as of statement date (Lines 17 plus 31)...     21,722,708     16,138,606        25,964,982
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
0501...............................................................................
0502...............................................................................
0503...............................................................................
0598. Summary of remaining write-ins for Line 5 from overflow page.................
                                                                                     -----------------------------------------------
0599. TOTALS (Lines 0501 Through 0503 Plus 0598) (Line 5 Above)....................
------------------------------------------------------------------------------------------------------------------------------------
1201. Non-Property & Casualty Activity.............................................                       686,395         2,145,312
1202...............................................................................
1203...............................................................................
1298. Summary of remaining write-ins for Line 12 from overflow page................
                                                                                     -----------------------------------------------
1299. TOTALS (Lines 1201 Through 1203 Plus 1298) (Line 12 Above)...................                       686,395         2,145,312
------------------------------------------------------------------------------------------------------------------------------------
3001. Merger Adjustment............................................................                      (225,094)         (225,094)
3002. .............................................................................
3003. .............................................................................
3098. Summary of remaining write-ins for Line 30 from overflow page................
                                                                                     -----------------------------------------------
3099. TOTALS (Lines 3001 Through 3003 Plus 3098) (Line 30 Above)...................                      (225,094)         (225,094)
====================================================================================================================================

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

                                   CASH FLOW

===================================================================================================================================
                                                                                                            1              2
                                                                                                                       Prior Year
                                                                                                         Current         Ended
                                                                                                       Year to Date    December 31
                                                                                                       ------------   -------------
                                                 Cash from Operations

1.   Premiums collected net of reinsurance ..........................................................      253,395        4,711,523
2.   Loss and loss adjustment expenses paid (net of salvage and subrogation).........................      311,771        4,984,001
3.   Underwriting expenses paid .....................................................................      463,042        3,460,184
4.   Other underwriting income (expenses)............................................................
                                                                                                       -----------    -------------
5.   Cash from underwriting (Line 1 minus Line 2 minus Line 3 plus Line 4) ..........................     (521,418)      (3,732,662)
6.   Net investment income ..........................................................................    2,001,908        4,378,462
7.   Other income (expenses):
     7.1  Agents' balances charged off ..............................................................
     7.2  Net funds held under reinsurance treaties..................................................
     7.3  Net amount withheld or retained for account of others......................................         (554)          (2,479)
     7.4  Aggregate write-ins for miscellaneous items................................................                      (317,095)
                                                                                                       -----------    -------------
     7.5  TOTAL other income (Lines 7.1 through 7.4).................................................         (554)        (319,574)

8.   Dividends to policyholders on direct business, less $__________ dividends on reinsurance assumed or ceded (net)..........................................................................
9.   Federal and foreign income taxes (paid) recovered...............................................      603,509       (7,448,413)
                                                                                                       -----------    -------------
10.  Net cash from operations (Line 5 plus Line 6 plus Line 7.5 minus Line 8 plus Line 9)............      876,427       (7,122,187)
                                                                                                       -----------    -------------
                                                 Cash from Investments

11.  Proceeds from investments sold, matured or repaid:
     11.1  Bonds ....................................................................................    1,600,000
     11.2  Stocks....................................................................................                    24,081,289
     11.3  Mortgage loans............................................................................
     11.4  Real estate...............................................................................
     11.5  Other invested assets.....................................................................
     11.6  Net gains or (losses) on cash and short-term investments..................................                         1,265
     11.7  Miscellaneous proceeds....................................................................
                                                                                                       -----------    -------------
     11.8  TOTAL investment proceeds (Lines 11.1 through 11.7).......................................    1,600,000       24,082,554

12.  Cost of investments acquired (long-term only):
     12.1  Bonds.....................................................................................
     12.2  Stocks....................................................................................                     4,957,644
     12.3  Mortgage loans............................................................................
     12.4  Real estate...............................................................................
     12.5  Other invested assets.....................................................................    1,869,112       19,109,987
     12.6  Miscellaneous applications................................................................
                                                                                                       -----------    -------------
     12.7 TOTAL investments acquired (Lines 12.1 through 12.6).......................................    1,869,112       24,067,631
                                                                                                       -----------    -------------
13.  Net cash from investments (Line 11.8 minus Line 12.7)...........................................     (269,112)          14,923
                                                                                                       -----------    -------------

                                          Cash from Financing and Miscellaneous Sources

14.  Cash provided:
     14.1  Surplus notes, capital and surplus paid in................................................
     14.2  Capital notes $_________ less amounts repaid $___________.................................
     14.3  Net transfers from affiliates.............................................................
     14.4  Borrowed funds received...................................................................                    11,600,000
     14.5  Other cash provided.......................................................................      114,645
                                                                                                       -----------    -------------
     14.6  TOTAL (Lines 14.1 through 14.5) ..........................................................      114,645       11,600,000
15.  Cash applied:
     15.1  Dividends to stockholders paid ...........................................................
     15.2  Net transfers to affiliates ..............................................................      161,968        3,222,213
     15.3  Borrowed funds repaid ....................................................................    1,600,000
     15.4  Other applications........................................................................                       397,267
                                                                                                       -----------    -------------
     15.5  TOTAL (Lines 15.1 through 15.4)...........................................................    1,761,968        3,619,480
                                                                                                       -----------    -------------
16.  Net cash from financing and miscellaneous sources (Line 14.6 minus Line 15.5)...................   (1,647,323)       7,980,520
                                                                                                       -----------    -------------
                                            RECONCILIATION OF CASH
                                          AND SHORT-TERM INVESTMENTS

17.  Net change in cash and short-term investments (Line 10 plus Line 13 plus Line 16)...............   (1,040,008)         873,256
18.  Cash and short-term investments:
     18.1  Beginning of year.........................................................................    1,056,992          183,736
                                                                                                       -----------    -------------
     18.2  End of period (Line 17 plus Line 18.1)....................................................       16,984        1,056,992
===================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
07.401 Finance Charges, Non-Property & Casualty Items................................................                        (1,315)
07.402 Commissions or Reinsurance Ceded and Administrative Fees......................................                     2,029,438
07.403 Surrender Benefits............................................................................                    (2,345,218)
07.498 Summary of remaining write-ins for Line 7.4 from overflow page................................
                                                                                                       -----------    -------------
07.499 TOTALS (Lines 07.401 Through 07.403 Plus 07.498) (Line 7.4 Above).............................                      (317,095)
===================================================================================================================================

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

                        RECONCILIATION OF LEDGER ASSETS

==================================================================================================================================
                                                                                                           1               2
                                                                                                                       Prior Year
                                                                                                        Current           Ended
                                                                                                      Year to Date     December 31
                                                                                                      -----------      -----------
                           INCREASE IN LEDGER ASSETS

  1. Net premiums written (Direct$_________   253,395 Reinsurance assumed $_______ Reinsurance ceded
     $_____________)................................................................................      253,395        4,792,658
  2. Interest, dividends and real estate income received............................................    2,642,155        4,711,625
  3. From sale or maturity of ledger assets ........................................................                    20,830,204
  4. Other income items or increases, viz.:
     A.  Agents' balances previously charged off....................................................
     B.  Remittances from home office to U.S. branch (gross)........................................
     C.  Funds held under reinsurance treaties (net)................................................
     D.  Borrowed money (gross).....................................................................
     E.  Amounts withheld or retained for account of others (net)...................................
     F.  Aggregate write-ins for increases in ledger assets.........................................                    10,006,380
  5. Adjustment in book value of ledger assets......................................................
  6. Capital paid in................................................................................
  7. Surplus paid in................................................................................
 7A. Surplus notes..................................................................................
                                                                                                      -----------      -----------
  8.             TOTAL (Lines 1 to 7A) .............................................................    2,895,550       40,340,867

                           DECREASE IN LEDGER ASSETS

  9. Net losses paid (current accident year $_______ 118,669).......................................      279,771        4,475,408
 10. Expenses paid..................................................................................      504,309        4,119,189
1OA. Interest expense...............................................................................      633,000          380,500
 11. From sale or maturity of ledger assets.........................................................                        24,856
11A. Surplus notes..................................................................................
 12. Other disbursement items or decreases, viz.:
     A. Agents' balances charged off................................................................
     B. Remittances to home office from U.S. branch (gross).........................................
     C. Funds held under reinsurance treaties (net).................................................
     D. Borrowed money (gross)......................................................................
     E. Amounts withheld or retained for account of others (net)....................................                         2,479
     F. Aggregate write-ins for decreases in ledger assets..........................................    1,777,079        2,571,629
 13. Adjustment in book value of ledger assets and depreciation.....................................
 14. Federal and foreign income taxes paid..........................................................      603,509        7,448,413
 15. Dividends paid stockholders....................................................................
 16. Dividends to policyholders on direct business, less $__________ dividends on reinsurance assumed or ceded (net).........................................................................
                                                                                                      -----------      -----------
 17.             TOTAL (Lines 9 to 16)..............................................................    3,797,669       19,022,474

                               RECONCILIATION

 18. Amount of ledger assets as per balance December 31 of prior year...............................  105,551,426       84,233,033
                                                                                                      -----------      -----------
 19. Increase or (decrease) in ledger assets (Line 8 minus Line 17).................................     (902,118)      21,318,393
                                                                                                      -----------      -----------
 20.             Balance = ledger assets as of statement date.........................................104,649,308      105,551,426
==================================================================================================================================
DETAILS OF WRITE-INS
----------------------------------------------------------------------------------------------------------------------------------
04F01. Increase in Ledger Liabilities & Interest Payable............................................                     7,976,942
04F02. Commission on Insurance Ceded adn Administrative Fees from Illinois HealthCare Ins. Co.......                     2,029,438
04F03...............................................................................................
04F98. Summary of remaining write-ins for Line 4F from overflow page................................
                                                                                                      -----------      -----------
04F99. TOTALS (Lines 04F0l Through 04F03 Plus 04F98) (Line 4F Above)................................                    10,006,380
----------------------------------------------------------------------------------------------------------------------------------
12F01. Surrender Benefits & Refunds.................................................................                     2,346,535
12F02. Merger Adjustment............................................................................                       225,094
12F03. Decrease in Ledger Liabilities...............................................................    1,777,079
12F98. Summary of remaining write-ins for Line 12F from overflow page   ............................
                                                                                                      -----------      -----------
12F99. TOTALS (Lines 12F0l Through 12F03 Plus 12F98) (Line 12F Above)   ............................    1,777,079        2,571,629
==================================================================================================================================

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

          7    Schedule A Part 2..........................  NONE
               Schedule A Part 3..........................  NONE
               Schedule A Verification....................  NONE

          8    Schedule B Part 1..........................  NONE
               Schedule B Part 2..........................  NONE
               Schedule B Verification....................  NONE

                                      7,8

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

                             SCHEDULE BA - PART I
  Showing Other Long-Term Invested Assets Acquired during the Current Quarter

===================================================================================================================================
                                          1                           Location                           4                     5

                                                             -----------------------------
                                                                      2                3

                                   Number of Units                                                                           Year
                                   and Description                    City           State          Name of Vendor         Acquired
-----------------------------------------------------------------------------------------------------------------------------------
Any Other Class of Admitted Assets
Loan to Gregory M. Shepard.................................... Bloomington, IL                                               XXX
Subtotal - Any Other Class of Admitted Assets
1499999.......................................................
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Valuation Allowance
9999998.......................................................
-----------------------------------------------------------------------------------------------------------------------------------
Totals
9999999.......................................................
====================================================================================================================================

====================================================================================================================================
                                          1                           6           7             8              9             10
                                                                                                            Increase
                                                                                                           (Decrease)
                                                                                                          by Adjustment
                                                                                            Book Value    in Book Value
                                   Number of Units                 Actual     Amount of        Less       During Current  Statement
                                   and Description                  Cost     Encumbrances  Encumbrances      Quarter        Value
------------------------------------------------------------------------------------------------------------------------------------
Any Other Class of Admitted Assets
Loan to Gregory M. Shepard....................................   802,220                     802,220                       802,220
Subtotal - Any Other Class of Admitted Assets
1499999.......................................................   802,220                     802,220                       802,220
------------------------------------------------------------------------------------------------------------------------------------
Aggregate Valuation Allowance
9999998.......................................................
------------------------------------------------------------------------------------------------------------------------------------
Totals
9999999.......................................................   802,220                     802,220                       802,220
====================================================================================================================================

                             SCHEDULE BA - PART 2
Showing Other Long-Term Invested Assets SOLD, Transferred or Paid in Full during the Current Quarter

===================================================================================================================================
                                          1                           Location                           4                     5

                                                             ------------------------------
                                                                      2                3
                                                                                                  Name of Purchaser
                                   Number of Units                                                       or                  Year
                                   and Description                    City           State      Nature of Disposition      Acquired
-----------------------------------------------------------------------------------------------------------------------------------


                                     NONE



-----------------------------------------------------------------------------------------------------------------------------------
Totals
9999999.......................................................
====================================================================================================================================

====================================================================================================================================
                                          1                    6               7               8                9       10
                                                                            Increase
                                                       Book Value Less    (Decrease) by
                                                        Encumbrances,     Adjustment in     Book Value
                                                         Prior Year        Book Value          Less
                           Number of Units                  End           During Current   Encumbrances  Consideration Profit (Loss)
                           and Description                                   Quarter      at Disposition   Received       on Sale
------------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------------------------------------------
Totals
9999999.......................................................
====================================================================================================================================

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company


                          SCHEDULE BA - VERIFICATION
                 Other Invested Assets Included in Schedule BA

==============================================================================================================================
                            Description                                               1                2              3
                                                                                 First Quarter   Second Quarter  Third Quarter
                                                                                 Current Year     Current Year   Current Year
------------------------------------------------------------------------------------------------------------------------------
 1. Book Value of Long-Term Invested Assets, December 31 of Prior Year.....          19,109,987     20,176,879
 2. Cost of Acquisitions Beginning of Period:
     2.1 Actual Cost at Time of Acquisition................................
     2.2 Additional Investment Made After Acquisition......................           1,066,892        802,220
 3. Accrual of Discount....................................................
 4. Increase by Adjustment.................................................
 5. Profit on Sale.........................................................
                                                                           ---------------------------------------------------
 6. TOTAL (Lines 1 Through 5)..............................................          20,176,879     20,949,099
 7. Amounts Paid on Account or In Full During Year.........................
 8. Amortization of Premium................................................
 9. Decrease in Book Value or by Adjustment................................
10. Loss on Sale...........................................................
11. Book Value of Long-Term Invested Assets at End of Current Period.......          20,176,879     20,979,099
==============================================================================================================================

==============================================================================================================================
                                                                                                         4
                                                                                                 Prior Year Ended
                                                                                                   December 31
------------------------------------------------------------------------------------------------------------------------------
 1. Book Value of Long-Term Invested Assets, December 31 of Prior Year.....
 2. Cost of Acquisitions Beginning of Period:
     2.1 Actual Cost at Time of Acquisition................................                             16,939,089
     2.2 Additional Investment Made After Acquisition......................                              2,170,898
 3. Accrual of Discount....................................................
 4. Increase by Adjustment.................................................
 5. Profit on Sale.........................................................
                                                                           ----------------------------------------------------
 6. TOTAL (Lines 1 Through 5)..............................................                             19,109,987
 7. Amounts Paid on Account or In Full During Year.........................
 8. Amortization of Premium................................................
 9. Decrease in Book Value or by Adjustment................................
10. Loss on Sale...........................................................
11. Book Value of Long-Term Invested Assets at End of Current Period.......                             19,109,987
===============================================================================================================================

                                      9.1

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

                           SCHEDULE D - PART 1B

        Showing the Acquisitions, Dispositions and Non-Trading Activity During the Current Quarter for all Bonds and Preferred Stock by Rating Class

===========================================================================================================================
                                         1                     2                       3                       4
                                   Statement Value                                                         Non-Trading
                                      Beginning        Acquisition During      Dispositions During       Activity During
                                   Current Quarter       Current Quarter         Current Quarter         Current Quarter
---------------------------------------------------------------------------------------------------------------------------
BONDS
 1.  Class 1......................       1,608,369
 2.  Class 2......................
 3.  Class 3......................
 4.  Class 4......................
 5.  Class 5......................
 6.  Class 6......................
                                      ---------------------------------------------------------------------------------------------
 7.  TOTAL Bonds..................       1,608,369
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK


 8. Class 1.......................
 9. Class 2.......................
10. Class 3.......................
11. Class 4.......................
12. Class 5.......................
13. Class 6.......................
                                      ---------------------------------------------------------------------------------------------
14. TOTAL Preferred Stock.........
                                      ---------------------------------------------------------------------------------------------
15. TOTAL Bonds & Preferred Stock        1,608,369
===================================================================================================================================

===================================================================================================================================
                                               5                   6                   7                     8
                                       Statement Value      Statement Value     Statement Value        Statement Value
                                           End of               End of              End of               December 31
                                        First Quarter       Second Quarter       Third Quarter            Prior Year
-----------------------------------------------------------------------------------------------------------------------------------
BONDS
 1. Class 1.......................       1,608,369            1,608,369                                  3,210,390
 2. Class 2.......................
 3. Class 3.......................
 4. Class 4.......................
 5. Class 5.......................
 6. Class 6.......................
                                         ------------------------------------------------------------------------------------------
 7. TOTAL Bonds...................       1,608,369            1,608,369                                  3,210,390
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK


 8. Class 1.......................
 9. Class 2.......................
10. Class 3.......................
11. Class 4.......................
12. Class 5.......................
13. Class 6.......................
                                         ------------------------------------------------------------------------------------------
14. TOTAL Preferred Stock.........
                                         ------------------------------------------------------------------------------------------

15. TOTAL Bonds & Preferred Stock        1,608,369            1,608,369                                  3,210,390
===================================================================================================================================

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company


        11     Schedule D Part 3................. NONE

        12     Schedule D Part 4................. NONE

                                     11,12

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

                             SCHEDULE DA - PART 1
              Short-Term Investments Owned End of Current Quarter

===================================================================================================================================
                                           1              2               3              4                5                  6
                                                                                                       Amount of
                                                                                                       Interest           Paid for
                                         Book             Par          Statement      Cost to          Received           Accrued
                                        Value            Value           Value        Company       Current Quarter      Interest
                                    -------------    ------------   --------------  ------------  -------------------  ------------
8099999.TOTALS .................        11,529            XXX            11,529          11,529            3,205
===================================================================================================================================


                      SCHEDULE DA - PART 2 - Verification
                         Short-Term Investments Owned

===================================================================================================================================
                                                                     1               2              3                 4
                                                                                                                   Prior Year
                                                                First Quarter    Second Quarter   Third Quarter      Ended
                                                                Current Year      Current Year     Current Year    December 31
                                                                ------------------------------------------------------------------
1. Book Value of Short-Term Investments, Beginning of Period.....      1,028,755      2,170,585                            710,148
2. Cost of Short-Term Investments Acquired.......................      1,141,830                                         6,448,550
3. Increase by Adjustment in Book Value..........................                                                           28,430
4. Profit on Disposal of Short-Term Investments..................                                                            1,265
                                                                ------------------------------------------------------------------
5. Subtotals (Sum of Lines 2 Through 4)..........................      1,141,830
6. Consideration Received on Disposal of Short-Term
       Investments...............................................                     2,159,056                          6,159,638
7. Decrease by Adjustment in Book Value..........................
8. Loss on Disposal of Short-Term Investments....................
                                                                ------------------------------------------------------------------
9. Subtotals (Sum of Lines 6 Through 8) .........................                     2,159,056                          6,159,638
10. Book Value of Short-Term Investments, End of Period..........      2,170,585         11,529                          1,028,755
11. Income Collected.............................................          7,631          3,205                             80,152
 =================================================================================================================================

STATEMENT AS OF June 30, 2000 OF THE Americann Union Insurance Company

          14   Schedule DB Part A Section 1....................  NONE
               Schedule DB Part B Section 1....................  NONE

          15   Schedule DB Part C Section 1....................  NONE
               Schedule DB Part D Section 1....................  NONE

          16   Schedule DB Part F Section 1....................  NONE
               Schedule DB Part F Section 2....................  NONE

                                   14,15,16

Statement as of June 30, 2000 of the American Union Insurance Company


                          SCHEDULE E - PART 1 - CASH
                         Month End Depository Balances

===============================================================================================================================
                                     1                                                      2            3              4
                                                                                                       Amount        Amount of
                                                                                                      of Interest     Interest
                                                                                                      Received       Accrued at
                                                                                                       During         Current
                                                                                          Rate of      Current       Statement
                                 Depository                                               Interest     Quarter          Date
-------------------------------------------------------------------------------------------------------------------------------
Open Depositories

Commerce Bank...............................   Bloomington Illinois
0199998 Deposits in depositories * $100,000.                                                 XXX

Totals - Open Depositories

0199999.....................................                                                 XXX
-------------------------------------------------------------------------------------------------------------------------------
Total Cash On Deposit

0399999.....................................
-------------------------------------------------------------------------------------------------------------------------------
Cash In Company's Office

0499999.....................................                                                               xxx         xxx
-------------------------------------------------------------------------------------------------------------------------------
Total

0599999.....................................

=============================================
      Book Balance at End of Each
      Month During Current Quarter
---------------------------------------------
     5              6             7

                 Second
 First Month     Month        Third Month
---------------------------------------------

   (156,376)      (163,527)         5,455
---------------------------------------------

   (156,376)      (163,527)         5,455
---------------------------------------------

   (156,376)      (163,527)         5,455
---------------------------------------------

---------------------------------------------
   (156,376)      (163,527)         5,455
---------------------------------------------

===============================================================================
* =less than

     STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

         18  Schedule F ......................................   NONE

     STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company


SCHEDULE Y - INFORMATION CONCERNING ACTIVITIES OF INSURER MEMBERS OF A HOLDING
                                 COMPANY GROUP

All insurer members of a Holding Company Group that has acquired and/or disposed of any domestic insurer(s) since filing the last annual or quarterly statement shall prepare a common schedule for inclusion in each of the individual quarterly statements.

                         PART 1 - ORGANIZATIONAL CHART

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

                   SCHEDULE T - EXHIBIT OF PREMIUMS WRITTEN
        Current Year to Date - Allocated by States and Territories

===================================================================================================================================
                                                                                Direct Losses Paid
                                         1a         Direct Premiums Written     (Deducting Salvage)          Direct Losses Unpaid
                                                -----------------------------------------------------------------------------------
                    1                    Is          2              3             4             5             6              7
                                       Insurer
                                       Licensed   Current         Prior        Current        Prior        Current         Prior
               States, etc.            (Yes/No) Year To Date   Year To Date  Year To Date  Year To Date  Year To Date   Year To Date
------------------------------------------------------------------------------------------------------------------------------------
 1. Alabama ....................... AL     No                        (60)
 2. Alaska ........................ AK     No
 3. Arizona ....................... AZ     No
 4. Arkansas ...................... AR     No
 5. California .................... CA     No
 6. Colorado ...................... CO     No
 7. Connecticut ................... CT     No
 8. Delaware ...................... DE     No
 9. Dist. of Columbia ............. DC     No
10. Florida ....................... FL     No
11. Georgia ....................... GA     No                           380
12. Hawaii ........................ HI     No
13. Idaho.......................... ID     No
14. Illinois ...................... IL     No           5,735        13,195         1,305        1,581         2,000         26,342
15. Indiana ....................... IN     No                     2,619,018                  1,266,418                    1,100,000
16. Iowa........................... IA     No          31,998       232,987       157,610      125,338        10,000        160,000
17. Kansas......................... KS     No
18. Kentucky ...................... KY     No
19. Louisiana ..................... LA     No
20. Maine.......................... ME     No
21. Maryland ...................... MD     No
22. Massachusetts ................. MA     No                            84
23. Michigan ...................... MI     No
24. Minnesota ..................... MN     No
25. Mississippi ................... MS     No
26. Missouri ...................... MO     No         215,662       250,526       129,771       73,906       131,023         75,942
27. Montana ....................... MT     No
28. Nebraska ...................... NE     No
29. Nevada ........................ NV     No
30. New Hampshire ................. NH     No
31. New Jersey .................... NJ     No
32. New Mexico .................... NM     No
33. New York ...................... NY     No
34. North Carolina ................ NC     No                           100
35. North Dakota .................. ND     No
36. Ohio .......................... OH     No                     1,141,816                    123,842                      396,637
37. Oklahoma ...................... OK     No
38. Oregon ........................ OR     No
39. Pennsylvania................... PA     No
40. Rhode Island .................. RI     No
41. South Carolina ................ SC     No
42. South Dakota .................. SD     No
43. Tennessee ..................... TN     No
44. Texas ......................... TX     No
45. Utah .......................... UT     No
46. Vermont ....................... VT     No
47. Virginia ...................... VA     No
48. Washington .................... WA     No
49. West Virginia ................. WV     No
50. Wisconsin ..................... WI     No
51. Wyoming ....................... WY     No
52. American Samoa ................ AS     No
53. Guam .......................... GU     No
54. Puerto Rico ................... PR     No
55. U.S. Virgin Is. ............... VI     No
56. Canada ........................ CN     No
57. Aggregate Other Alien ......... OT     XXX
                                       --------------------------------------------------------------------------------------------
58.  TOTALS .......................... (a)            253,395     4,258,046       288,686    1,591,085       143,023      1,758,921
===================================================================================================================================
DETAILS OF WRITE-INS
-----------------------------------------------------------------------------------------------------------------------------------
5701  ................................     XXX
5702  ................................     XXX
5703. ................................     XXX
5798. Summary of remaining write-ins
      for Line 57 from overflow page       XXX
                                       --------------------------------------------------------------------------------------------
5799. TOTALS (Lines 5701 Through 5703
      Plus 5798) (Line 57 Above)           XXX
===================================================================================================================================

(a) Insert the Number of Yes Responses except for Canada and Other Alien

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

                           PART 1 - LOSS EXPERIENCE

====================================================================================================================================
                                                                                    Current Year to Date
                                                                      ---------------------------------------------
                                                                              1                2             3              4
                                                                                                                      Prior Year to
                                                                       Direct Premiums   Direct Losses  Direct Loss    Date Direct
                       Lines of Business                                   Earned          Incurred     Percentage   Loss Percentage
------------------------------------------------------------------------------------------------------------------------------------
   1. Fire...........................................................
   2. Allied lines...................................................
   3. Farmowners multiple peril......................................
   4. Homeowners multiple peril......................................
   5. Commercial multiple peril......................................
   6. Mortgage guaranty..............................................
   8. Ocean marine...................................................
   9. Inland marine..................................................
  10. Financial guaranty.............................................
11.1  Medical malpractice - occurrence...............................
11.2  Medical malpractice - claims made..............................
  12. Earthquake.....................................................
  13. Group accident and health......................................
  14. Credit accident and health.....................................
  15. Other accident and health......................................           43,559          20,726         47.6             60.5
  16. Workers' compensation..........................................
17.1  Other liability - occurrence...................................
17.2  Other liability - claims made..................................
18.1  Products liability - occurrence................................
18.2  Products liability - claims made...............................
19.1  19.2 Private passenger auto liability..........................          130,818          78,756         60.2             39.2
19.3  19.4 Commercial auto liability.................................
  21. Auto physical damage...........................................          121,293          63,063         52.0             38.0
  22. Aircraft (all perils)..........................................
  23. Fidelity.......................................................
  24. Surety.........................................................
  26. Burglary and theft.............................................
  27. Boiler and machinery...........................................
  28. Credit.........................................................
  29. International..................................................
 30A. Reinsurance - Nonproportional Assumed Property.................       XXX                XXX           XXX             XXX
 30B. Reinsurance - Nonproportional Assumed Liability................       XXX                XXX           XXX             XXX
 30C. Reinsurance - Nonproportional Assumed Financial Lines..........       XXX                XXX           XXX             XXX
  31. Aggregate write-ins for other lines of business................
                                                                      --------------------------------------------------------------
  32.     TOTALS.....................................................          295,670         162,545         55.0              .59
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
3101.................................................................
3102.................................................................
3103.................................................................
3198. Summary of remaining write-ins for Line 31 from overflow page..
                                                                      --------------------------------------------------------------
3199. TOTALS (Lines 3101 Through 3103 Plus 3198) (Line 31 Above).....
====================================================================================================================================

                       PART 2 - DIRECT PREMIUMS WRITTEN

====================================================================================================================================
                                                                                          1              2               3
                                                                                       Current        Current        Prior Year
                                                                                       Quarter      Year to Date    Year to Date
                                                                                     -----------------------------------------------
   1. Fire..................................................................
   2. Allied lines..........................................................
   3. Farmowners multiple peril.............................................
   4. Homeowners multiple peril.............................................
   5. Commercial multiple peril.............................................
   6. Mortgage guaranty.....................................................
   8. Ocean marine..........................................................
   9. Inland marine.........................................................
  10. Financial guaranty....................................................
11.1  Medical malpractice - occurrence......................................
11.2  Medical malpractice - claims made.....................................
  12. Earthquake............................................................
  13. Group accident and health.............................................
  14. Credit accident and health............................................
  15. Other accident and health.............................................              12,537         31,999        3,990,828
  16. Workers' compensation.................................................
17.1  Other liability - occurrence..........................................
17.2  Other liability - claims made.........................................
18.1  Products liability - occurrence.......................................
18.2  Products liability - claims made......................................
19.1  19.2 Private passenger auto liability.................................              53,151        115,126          138,015
19.3  19.4 Commercial auto liability........................................              48,580        106,270          129,203
  21. Auto physical damage..................................................
  22. Aircraft (all perils).................................................
  23. Fidelity..............................................................
  24. Surety................................................................
  26. Burglary and theft....................................................
  27. Boiler and machinery..................................................
  28. Credit................................................................
  29. International.........................................................
 30A. Reinsurance - Nonproportional Assumed Property........................               XXX           XXX              XXX
 30B. Reinsurance - Nonproportional Assumed Liability.......................               XXX           XXX              XXX
 30C. Reinsurance - Nonproportional Assumed Financial Lines.................               XXX           XXX              XXX
  31. Aggregate write-ins for other lines of business.......................
                                                                                     -----------------------------------------------
  32.     TOTALS............................................................             114,268        253,395        4,258,046
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
3101........................................................................
3102........................................................................
3103........................................................................
3198. Summary of remaining write-ins for Line 31 from overflow page.........
                                                                                     -----------------------------------------------
3199. TOTALS (Lines 3101 Through 3103 Plus 3198) (Line 31 Above)............
====================================================================================================================================

STATEMENT AS OF June 30, 2000 OF THE American Union Insurance Company

          PART 3 - LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES SCHEDULE

                                 (000 Omitted)

====================================================================================================================================
                                  1                   2                3                  4                5
                                                                      TOTAL
                                                                  Prior Year-End    2000 Loss and     2000 Loss and
                                                                     Loss and       LAE Payments      LAE Payments
                             Prior Year-End     Prior Year-End     LAE Reserves       on Claims         on Claims
     Years in Which          Known Case Loss       IBNR Loss           (a)         Reported as of   Unreported as of
    Losses Occurred         and LAE Reserves   and LAE Reserves   (Columns 1+2)    Prior Year-End    Prior Year-End
------------------------    ----------------   ----------------   ------------     --------------   ----------------
A. 1997 and Prior .....                   52                                52                  1
B. 1998................                    6                  7             13                  5
C. Subtotals 1998 and
   Prior...............                   58                  7             65                  6
D. 1999................                  112                133            245                 94                 75
E. Subtotals 1999 and
   Prior...............                  170                140            310                100                 75
F. 2000................                  XXX                XXX            xxx                xxx                137
G. TOTALS..............                  170                140            310                100                212
H. Prior Year-End's
   Surplus as Regards
   Policyholders.......               25,965

====================================================================================================================================
                                        6                  7                   8                 9                  10
                                                                          Q.S. Date Known
                                                     Q.S. Date known      Case Loss and                         TOTAL Q.S.
                                                       Case Loss and      LAE Reserves on                       Loss and LAE
                                    TOTAL 2000       LAE Reserves on      Claims Reported                        Reserves
                                     Loss and        Claims Reported       or Reopened         Q.S. Date           (b)
  Years in Which                    LAE Payments     and Open as of       Subsequent to     IBNR Loss and       (Columns
  Losses Occurred                  (Columns 4+5)     Prior Year-End       Prior Year-End     LAE Reserves         7+8+9)
-----------------------            -------------     ---------------      ---------------   -------------       ----------
A. 1997 and Prior .....                        1                  50                                    8                 58
B. 1998................                        5                  10                                    2                 12
C. Subtotals 1998 and
   Prior...............                        6                  60                                   10                 70
D. 1999................                      169                  33                                   50                 83
E. Subtotals 1999 and
   Prior...............                      175                  93                                   60                153
F. 2000................                      137                 XXX                    2              38                 40
G. TOTALS..............                      312                  93                    2              98                193
H. Prior Year-End's
   Surplus as Regards
   Policyholders.......

============================================================================================
                                  11                         12                   13
                             Prior Year-End            Prior Year-End         Prior Year-End
                             Known Case Loss           IBNR Loss and          Total Loss and
                             and LAE Reserves          LAE Reserves            LAE Reserves
                                Developed                Developed               Developed
                               (Savings)/                (Savings)/              (Savings)/
                               Deficiency                Deficiency              Deficiency
  Years in Which              (Columns 4+7             (Columns 5+8+9                (c)
  Losses Occurred            Minus Column 1)           Minus Column 2)        (Columns 11+12)
------------------------     ----------------          ---------------        ---------------
A. 1997 and Prior .....                   (1)                        8                      7
B. 1998................                    9                        (5)                     4
C. Subtotals 1998 and
   Prior...............                    8                         3                     11
D. 1999................                   15                        (8)                     7
E. Subtotals 1999 and
   Prior...............                   23                        (5)                    18
F. 2000................                  XXX                        XXX                   XXX
G. TOTALS..............                   23                        (5)                    18
H. Prior Year-End's
   Surplus as Regards
   Policyholders.......
=============================================================================================

Col. 11, Line G as % of Col. 1, Line G________13.529 Col. 12, Line G as % of Col. 2, Line G_________(3.571) Col, 13, Line G as % of Col. 3, Line G_______5.806 Col. 13, Line G/Line H_______0.069

(a) Should Equal Prior Year-End Annual Statement; Page 3, Column 1, Lines 1 + 2
(b) Should Equal Q,S. Page 3, Column 1, Lines 1 and 2
(c) Should Also Equal Columns 6 + 10 less Column 3 for Lines A through E only

Statement as of June 30, 2000 of the American Union Insurance Company

                            GENERAL INTERROGATORIES

 (The responses to these interrogatories should be based on changes that have occurred since the prior year end.)

1.  (a) Did the Company Implement any Significant Accounting Policy Changes Which
        Would Require Disclosure in the Notes to the Financial Statements?                         Yes[_]     No[X]
    (b) If "Yes," explain:

2.  (a) Did the Company Experience any Material Transactions Requiring the Filing
        of Disclosure of Material Transactions with the State of Domicile, as
        Required by the Model Act?                                                                 Yes[_]     No[X]
    (b) If "Yes," Has the Report Been Filed with the Domiciliary State?                            Yes[_]     No[X]

3.  (a) Were any of the Stocks, Bonds or Other Assets of the Company Loaned,
        Placed Under Option Agreement, or Otherwise Made Available for use by
        Another Person? (Exclude Securities Under Securities Lending Agreements.)                  Yes[_]     No[X]
    (b) If "Yes," Give Full and Complete Information Relating Thereto:

4.  (a) Has There Been Any Change in the Company's Own Preferred or Common
        Stock?                                                                                     Yes[_]     No[X]
    (b) If "Yes," Explain:

5.  (a) State as of What Date the Latest Financial Examination of the Company was
        Made or is Being Made.                                                                     12/31/1995
    (b) State the as of Date of the Latest Financial Examination Report that is
        Available from Either the State of Domicile or the Company. This Date
        Should be the Date of the Examined Balance Sheet and not the Date the
        Report was Completed or Released.                                                          12/31/1995
    (c) State as of What Date the Latest Financial Examination Report Became
        Available to Other States or the Public From Either the State of Domicile
        or the Company. This is the Release Date or Completion Date of the
        Examination Report and not the Date of the Examination (Balance Sheet
        Date).                                                                                     05/08/1998
    (d) By What Department or Departments?

6.  (a) Has any Change been made During the Year of this Statement in the
        Charter, By-Laws, Articles of Incorporation, or Deed of Settlement of the
        Company?                                                                                   Yes[_]     No[X]
    (b) If "Yes," Date of Change:                                                                  /  /
        If not Previously Filed, Furnish Herewith a Certified Copy of the
        Instrument as Amended.

7.  (a) Have there been any Substantial Changes in the Organizational Chart
        Since Year End?                                                                            Yes[_]     No[X]
    (b) If "Yes," Attach an Organizational Chart.

8.  (a) If the Company is Subject to a Management Agreement, Including Third-
        Party Administrator(s), Managing General Agent(s), Attorney-In-Fact, or
        Similar Agreement, have there been Any Significant Changes Regarding the
        Terms of the Agreement or Principals Involved?                                             Yes[_]     No[X]     N/A[_]
    (b) If "Yes," Attach an Explanation.

9.  Amount of Real Estate and Mortgages Held in Other Invested Assets in
    Schedule BA:                                                                                   $__________________________

10. (a) If the Company is a Member of a Pooling Arrangement, Did the Agreement
        or the Company's Participation Change?                                                     Yes[_]     No[X]     N/A[_]
    (b) If "Yes," Attach an Explanation.

11. (a) Has the Company Reinsured Any Risk With Any Other Company and Agreed to
        Release Such Company from Liability, In Whole or In Part, From Any Loss
        that May Occur on the Risk, or Portion Thereof, Reinsured?                                 Yes[_]     No[X]
    (b) If "Yes," Attach an Explanation.

12. (a) Have any of the Company's Primary Reinsurance Contracts Been Cancelled?                    Yes[_]     No[X]
    (b) If "Yes," Give Full and Complete Information Thereto.

STATEMENT AS June 30, 2000 OF THE American Union Insurance Company

(The responses to these interrogatories should be based on changes that have occurred since the prior year end.)

13. (a) Are any of the Liabilities for Unpaid Losses and Loss Adjustment Expenses other than Certain Workers' Compensation Liabilities Tabular Reserves (See Annual Statement Instructions Pertaining to Disclosure of Discounting for Definition of "Tabular Reserves") Discounted at a Rate of Interest Greater than Zero? Yes[_] No[X]
    (b) If "Yes," Complete the Following Schedule:

====================================================================================================================================
                                                                                             TOTAL DISCOUNT
                                                                  -----------------------------------------------------------------
                                            Maximum     Discount            1                 2            3             4
        Line of Business                   Interest       Rate         Unpaid Losses      Unpaid LAE      IBNR          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
31. Aggregate write-ins for other
    lines of business....................
32          TOTALS.......................
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
3101.....................................
3102.....................................
3103.....................................
3198. Summary of remaining
      write-ins for Line 31 from
      overflow page......................
                                            ---------------------------------------------------------------------------------------
3199. TOTALS (Lines 3101 Through
      3103 Plus 3198) (Line 31
      Above).............................
====================================================================================================================================


====================================================================================================================================
                                                                                          DISCOUNT TAKEN DURING PERIOD
                                                                     ---------------------------------------------------------------
                                                                            5                   6              7            8
       Line of Business                                               Unpaid Losses         Unpaid LAE       IBNR         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
31. Aggregate write-ins for other
    lines of business....................
32          TOTALS.......................
====================================================================================================================================
        DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
3101.....................................
3102.....................................
3103.....................................
3198. Summary of remaining
      write-ins for Line 31 from
      overflow page......................

3199. TOTALS (Lines 3101 Through
      3103 Plus 3198) (Line 31
      Above).............................
====================================================================================================================================


14. (a) Has the Company been a Party to a Merger or Consolidation During the
        Period Covered by this Statement?                        Yes[_] No[X]
    (b) If Yes, Provide Name of Company, NAIC Company Code, and State of Domicile (Use two Letter State Abbreviation) for Any Company that has Ceased to Exist as a Result of the Merger or Consolidation.
15. (a) Has this Company had any Certificates of Authority, Licenses or Registrations (Including Corporate Registration, if Applicable) Suspended or Revoked by Any Governmental Entity During the Reporting Period? (You Need not Report an Action, Either Formal or Informal, If a
        Confidentiality Clause is Part of the Agreement.)         Yes[_] No[X]
    (b) If Yes, Give Full Information:
16. (a) Does the Company have Any Investments in Parent, Subsidiaries and
        Affiliates?                                                Yes[_] No[X]
    (b) If Yes, Please Complete the Following:

====================================================================================================================================
                                                                                1                                         2
                                                                           Prior Year-End                          Current Quarter
                                                                           Statement Value                         Statement Value
                                                                          ---------------------------------------------------------
        01 Bonds.........................................................
        02 Preferred Stock...............................................
        03 Common Stock..................................................
        04 Short-term Investments........................................
        05 Mortgages, Loans or Real Estate...............................
        06 All Other.....................................................
                                                                          ---------------------------------------------------------
        07 Investment in Parent, Subsidiaries and Affiliates
           (Subtotal Lines 1 to 6 above).................................
        08 TOTAL Investment in Parent included in Lines 1 to 6 above.....
        09 Receivable from Parent not included in Lines 1 to 6 above.....
====================================================================================================================================

STATEMENT AS June 30, 2000 OF THE American Union Insurance Company

                      SUPPLEMENTAL EXHIBITS AND SCHEDULES
                                INTERROGATORIES

  1 . The SVO Compliance Certification is a Required Filing for all Companies.
      Will the SVO Compliance Certification be filed with this Department with
      this Statement?                                             Yes[X] No[_]
      If No, please explain:
      If Response is No and the form is `None,' affix Bar Code (Document Identifier 470) here:

  2.  (a) Is your Company a U.S. Branch of an Alien Insurer?     Yes[_] No[X]
      (b) Will the Trusteed Surplus Statement be filed with this Department
      with this Statement?                                        Yes[_] No[X]
      If First Response is Yes and Second Response is No, please explain:
      If Second Response is No and the form is `None', affix Bar Code (Document Identifier 490) here:

  3.  (a) Does your Company write Medical Malpractice Insurance?   Yes[_] No[X]
      (b) Will Supplement A to Schedule T (Medical Malpractice Supplement) be
      filed with this Department with this Statement?            Yes[_] No[X]
      If First Response is Yes and Second Response is No, please explain:
      If Second Response is No and the form is `None', affix Bar Code (Document Identifier 450) here: